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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  February 4,  2000

                     Structured Asset Securities Corporation

             (Exact Name of Registrant as Specified in Its Charter)

DELAWARE                                333-49129            74-2440858
----------------------------            -----------          -------------------
(State or Other Jurisdiction            (Commission          (IRS Employer
of Incorporation)                       File Number)         Identification No.)

200 VESEY STREET, NEW YORK, NEW YORK                     10285
----------------------------------------               ----------
(Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code (212) 526-7000

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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         It is expected that during March 2000, a single series of certificates, expected to be titled LB-UBS, Commercial Mortgage Pass-Through Certificates, Series 2000-C1 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement, to be entered into by and among Structured Asset Securities Corporation (the "Registrant") and a master servicer, a special servicer and a trustee. It is expected that certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-49129) and sold to Lehman Brothers Inc. and Warburg Dillon Read (the "Underwriters") pursuant to an underwriting agreement to be entered into by and among the Registrant and the Underwriters.

                  In connection with the expected sale of the Underwritten Certificates, the Underwriters have advised the Registrant that they have furnished to prospective investors certain information attached hereto as
Exhibit 99.1 that may be considered "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

         The materials attached hereto have been prepared and provided to the Registrant by the Underwriter. The information in such materials is preliminary and will be superseded by a final prospectus relating to the Underwritten Certificates and by any other information subsequently filed with the Commission.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED:

         Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION:

         Not applicable.


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(c)  EXHIBITS:

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

Exhibit No.       Description

99.1 Certain materials constituting Computational Materials and/or ABS Term Sheets, dated February 3, 2000 and disseminated in connection with the expected sale of the Underwritten Certificates.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  February 4, 2000

                                           STRUCTURED ASSET SECURITIES
                                           CORPORATION

                                           By: /s/ Paul Hughson
                                              ---------------------------

                                             Name: Paul Hughson
                                                  -----------------------
                                             Title: Senior Vice President
                                                   ----------------------






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                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

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

EXHIBIT NO.                                                                                                PAGE NO.


99.1              Certain  materials  constituting  Computational  Materials  and/or  ABS  Term
                  Sheets,  dated  February 3, 2000 and  disseminated  in  connection  with the expected sale of the Underwritten Certificates.

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